UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2020
RACKSPACE TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fanatical Place City of Windcrest San Antonio, Texas		78218
(Address of principal executive offices)		(Zip Code)
(210) 312-4000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Final Results of Tender Offer
On August 12, 2020, Rackspace Technology Global, Inc. (the “Issuer”), a wholly owned subsidiary of Rackspace Technology, Inc., commenced a tender offer (the “Tender Offer”) to purchase for cash up to $600.0 million aggregate principal amount of its approximately $1,120.2 million outstanding 8.625% Senior Notes due 2024 (the “Notes”). The Tender Offer expired at the end of the day, 12:00 midnight, New York City time on Wednesday, September 9, 2020 (the “Expiration Time”).
On August 27, 2020, the Issuer purchased $507.636 million aggregate principal amount of Notes that were tendered at or prior to the end of the day, 12:00 midnight, New York City time on Tuesday, August 25, 2020 (the “Early Tender Time”). On September 10, 2020, the Issuer was advised by Global Bondholder Services Corporation, as the Depositary for the Tender Offer, that after the Early Tender Time and at or prior to the Expiration Time, the Issuer had received tenders of an additional $7.320 million aggregate principal amount of Notes pursuant to the Tender Offer.
On September 11, 2020, the Issuer purchased the $7.320 million aggregate principal amount of Notes that were validly tendered after the Early Tender Time and at or prior to the Expiration Time for aggregate cash of approximately $7.944 million, which reflected the total consideration offered in the Tender Offer for Notes validly tendered (105.75% of the principal amount of the Notes validly tendered), plus accrued and unpaid interest to, but not including, September 11, 2020.  Following the purchase, the Issuer cancelled the $7.320 million aggregate principal amount of Notes that were purchased.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated September 10, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

By:	/s/ Dustin Semach
	Name:	Dustin Semach
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
Dated: September 11, 2020